DELAWARE POOLED TRUST

The All-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio
(each, a "Portfolio", and collectively, the "Portfolios")

Supplement to the Portfolios' Statement of Additional Information
dated February 28, 2007

The following replaces the information in the section entitled, "Portfolio Managers - Ownership of Securities - The Manager" in the Portfolio's Statement of Additional Information.

As of September 30, 2007, the portfolio managers for The All-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio and certain key personnel supporting the portfolio managers had collectively in excess of $15 million in the suite of products they manage, including $583,481.35, $5,799,332 and $601,176.47 in The All-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, respectively.

This Supplement is dated October 19, 2007.